Exhibit 10.210

Counterpart to Registration Rights Agreement
December 22, 2014
Each of the undersigned hereby absolutely, unconditionally and irrevocably agrees as a Guarantor, as defined in the Registration Rights Agreement, dated June 30, 2014 by and among Endo Finance LLC, a Delaware limited liability company and Endo Finco Inc., a Delaware corporation, the Guarantors party thereto, Citigroup Global Markets Inc. and RBC Capital Markets, relating to the 5.375% Senior Notes due 2023, to be bound by the terms and provisions of such Registration Rights Agreement.

Exhibit 10.210

IN WITNESS WHEREOF, each of the undersigned has executed this counterpart as of the date first written above.

BOCA PHARMACAL, LLC, as a
by GENERICS INTERNATIONAL (US), INC., its
sole member

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

DAVA INTERNATIONAL, LLC, as a
by DAVA PHARMACEUTICALS, INC., its
sole member

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

DAVA CAPITAL MANAGEMENT, INC., as a

By:	/s/ Deanna Voss
Name: Deanna Voss
Title: Assistant Secretary

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